UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☑	Soliciting Material Pursuant to §240.14a-12

Lyris, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Filed by: Lyris, Inc.
Pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Lyris, Inc.
Commission File No. 333-82154

On May 4, 2015, Lyris, Inc. (“Lyris”) issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) under which Aurea Software, Inc., a technology solutions provider that enables companies to deliver transformative customer experiences, will acquire Lyris.

This Schedule 14A filing consists of the following documents relating to the proposed Merger Agreement:

(i)	Press release, issued on May 4, 2015;
(ii)	Lyris employee FAQs, first used on May 4, 2015;
(iii)	E-mail to employees from John Philpin, Chief Executive Officer and President at Lyris, sent on May 4, 2015; and
(iv)	Customer blog post, first posted by Lyris on certain public websites on May 4, 2015.

Aurea Signs Definitive Agreement to Acquire Lyris

Lyris to be acquired by Aurea for $.89 per common share in cash

Emeryville, CA — May 4, 2015 — Lyris, Inc. [LYRI] today announced that it has entered into a definitive agreement under which Aurea, a technology solutions provider that enables companies to deliver transformative customer experiences, will acquire Lyris. Under the terms of the agreement, each share of outstanding common stock of Lyris will be exchanged for $.89, payable in cash, and each outstanding share of preferred stock of Lyris will be exchanged for $2.50, payable in cash, in accordance with Lyris’ charter. The transaction has been unanimously approved by the Special Committee of the Lyris Board of Directors, as well as by the entire Lyris Board of Directors.

“This is a significant step forward in the realization of our vision, and a strong validation of our company and strategy,” said John Philpin, CEO of Lyris. “When merged with Aurea, Lyris will form part of a larger well-capitalized company with a broad portfolio of enterprise solutions that will significantly amplify our ability to deliver successful customer experiences. Aurea’s knowledge and resources, combined with the added flexibility we will have as a private company, creates a winning proposition for our customers, partners, employees, and shareholders.”

Aurea provides the technology platform and worldwide delivery capability to enable companies to build, execute, monitor and optimize the end-to-end customer journey across a diverse range of industries. “We are truly excited by the opportunity to bring Lyris into the Aurea family,” said Scott Brighton, CEO of Aurea. “We view engaging individuals across all marketing channels - including email - as essential to delivering transformative customer experiences. The addition of Lyris will vastly expand our capabilities in this area.”

Completion of the acquisition is subject to conditions including the adoption of the merger agreement by Lyris’ stockholders and other customary closing conditions. The parties expect the transaction to be completed in the second half of 2015. Following completion of the transaction, Lyris’ common stock will be delisted from the OTCB and deregistered from the Securities Exchange Act of 1934.

About Lyris

With more than 20 years experience, Lyris is a global leader of innovative email and digital marketing solutions that help companies reach customers at scale and create personalized value at every touch point. Lyris’ products and services empower marketers to design, automate, and optimize experiences that facilitate superior engagement, increase conversions, and deliver measurable business value. The Lyris solutions portfolio is uniquely comprised of award- winning messaging automation software, digital marketing strategy and deliverability services, and a componentized and flexible integration framework that revolutionizes the way marketers can extend digital messaging across the enterprise. More than 5,000 companies worldwide partner with Lyris to manage connected customer communications. Learn more at www.lyris.com.

About Aurea

Aurea enables companies to deliver transformative customer experiences. Our Customer Experience platforms helps customers build, execute, monitor and optimize the end to end customer journey for a diverse range of industries including Energy, Retail, Insurance, Travel and Hospitality and Life Sciences. With over 1,500 customers worldwide including Disney, British Airways, Bank of America, United Healthcare and MetLife, Aurea combines a maniacal focus on customer success with innovative technology and world-class delivery. For more information, visit www.aurea.com.

Important Additional Information

Lyris plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction. Investors and security holders of Lyris are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Lyris, LY Acquisition and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lyris with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Lyris files with the SEC by directing a written request to Lyris Technologies, Inc., 6401 Hollis Street, Suite 125, Emeryville, CA 94608, Attention: Secretary. Copies of Lyris’ filings with the SEC may also be obtained at the “Investor Relations” section of Lyris’ website at www.lyris.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lyris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lyris in connection with the proposed transaction. Information about those directors and executive officers of Lyris, including their ownership of Lyris securities is provided in Lyris’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and will be set forth in the proxy statement regarding the proposed transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lyris and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction, including synergies and market footprint, the timing of the transaction, the impact on Lyris’ stock and Lyris’ plans with regard to the proxy statement. Lyris intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lyris, may be identified by use of the words “anticipates,” “believes,” “contemplates,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “likely,” “may,” “predict,” “potential,” “projects,” “should,” “will,” “intends,” “plan” or “would” or the negative of these terms or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the effect of the announcement of the Merger on our business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the payment of any termination fee, the ability to satisfy the closing conditions set forth in the merger agreement, including obtaining the required stockholder approval, the ability of the parties to consummate the proposed transaction and those risks set forth in Lyris’ Annual Report on Form 10-K for the year ended June 30, 2014 under “Risk Factors” and in other reports subsequently filed with the SEC. Except as expressly required by law, Lyris undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Lyris Investor Relations Contact:

Rich McDonald

Director, Investor Relations

(610) 688-3305

Lyris enters into a definitive agreement to be acquired by Aurea

FAQ for Lyris Employees

1.	What was announced on May 4th, 2015?

Lyris, Inc. [LYRI] has executed a definitive agreement to be acquired. Lyris will be acquired by Aurea Software, Inc., a technology solutions provider that delivers transformative customer experiences. Under the terms of the agreement, each share of outstanding common stock of Lyris will be exchanged for $.89, payable in cash, and each outstanding share of preferred stock of Lyris will be exchanged for $2.50, payable in cash, in accordance with Lyris’ charter. On close, Lyris will be part of a larger well-capitalized company with a broad portfolio of enterprise solutions that will significantly amplify our ability to deliver successful customer experiences. Aurea’s knowledge and resources, combined with the added flexibility we will have as a private company, creates a winning proposition for our customers, partners, shareholders and employees. As a privately held entity, the business will further eliminate opportunity costs associated with being a public company.

2.	When will the acquisition be finalized?

The acquisition will require the approval of Lyris stockholders and is subject to other customary closing conditions. It is expected to close in the second half of 2015.

3.	Why are we selling Lyris?

Lyris has been actively engaged in evaluating options for funding our vision and executing against our market opportunity. This has included fielding conversations with entities that might be able to provide strategic investment, as well as exploring M&A opportunities. After a thorough assessment of strategic alternatives, the Board concluded that the proposal from Aurea is the best alternative to maximize value for our customers, partners, employees, and shareholders.

Once the transaction closes, instead of being a public company, we will be part of Aurea, a private company. As part of a larger, well-capitalized entity, we will be able to leverage new resources and customer relationships to foster product innovation and drive revenue growth.

4.	Who is Aurea?

Aurea is a technology solutions provider that enables companies to deliver transformative customer experiences. Aurea’s Customer Experience platform helps organizations build, execute, monitor and optimize the end-to-end customer journey for a diverse range of industries including Energy, Retail, Insurance, Travel and Hospitality, and Life Sciences. With over 1,500 customers worldwide including Disney, British Airways, Bank of America, United Healthcare and MetLife, Aurea combines a maniacal focus on customer success with innovative technology and world-class delivery. For more information, visit www.aurea.com.

5.	What is Aurea’s Mission?

From inception, the Aurea mission has been to create a radically different kind of enterprise software company - one that places customer success before business growth, embraces unwavering accountability, and strives for truly innovative business value. The mission is bold, but simple, and aligned with Lyris’: to help their customers deliver incredible, transformative experiences for their customers. This drives all Aurea staff, from engineering teams, to solution innovators, to industry-focused delivery experts.

6.	Why is this acquisition beneficial for Aurea

Anybody who has been watching the enterprise marketing and CRM software industries over the past two years has observed that Email Service Providers (ESPs) are being bought by larger enterprise software companies. Oracle, IBM, Salesforce, Adobe and most recently NetSuite, have all bought ESPs to deliver customer messaging capabilities to their clients as part of broader “marketing cloud” offerings. Aurea, from its inception, has eschewed the idea of loosely defined marketing constructs, and have instead focused on their customers’ success, by delivering software and processes that “transform average customer experiences to great ones.” Aurea views engaging people across all channels - including email - as essential to delivering transformative customer experiences. The addition of Lyris will vastly expand its capabilities in this area.

Aurea provides the technology platform and worldwide delivery capability to enable companies to build, execute, monitor and optimize the end-to-end customer journey across a diverse range of industries. Like Lyris, Aurea is less focused on raw technology and more on the way it can be used to transform a business’ customer engagement process. And, just like any other business in this space, since Email is paramount to a brands success, it is a perfect match. To quote Scott Brighton, CEO of Aurea: “We are truly excited by the opportunity to bring Lyris into the Aurea family.”

7.	How does Aurea’s culture complement Lyris’ culture?

Aurea’s laser-focus on customer success is 100% aligned with our own emphasis on customer-centricity. With Lyris in the fold, Aurea will carry forward the commitment to our customers, partners and employees, and dedication to delivering innovative products and services

8.	What is the history of Aurea

In December 2012, Progress Software sold several product lines to Versata, including Sonic (ESB), Savvion (BPM), DataXtend (Integration) and Actional (Monitoring), which combined to form Aurea Software. Since that time, Aurea has gone on to acquire a number of other companies, each extending the vertical market space that the company operates in – or the horizontal offer of its Transformative Customer Experience solutions.

9.	How will Lyris’ customers benefit from the acquisition?

Lyris customers can expect faster product innovation and a more comprehensive solution portfolio as Lyris products are integrated with Aurea’s comprehensive customer experience platform. The combination will give Aurea customers the ability to extend their investments in business-process orchestration to include digital messaging automation for comprehensive customer engagement. Additionally, both organizations will have access to increased resources and expertise to deliver advanced customer experience management features, while continuing to deliver award-winning client support and services.

10.	What is the strategy and roadmap to continue support for current Lyris products?

Aurea is committed to leveraging Lyris technology to provide a more complete solution to both Aurea’s and Lyris’ existing customers and prospects. This means that we will continue to invest in our organization to further develop and support all products that provide value to our customers and that enhance Aurea’s existing product offerings. With additional resources, we also anticipate the pace of innovation will increase. All the terms and conditions of existing Lyris contracts that are in effect at the time of the acquisition will continue to be honored.

11.	Are there plans to discontinue any Lyris products?

There are no plans to discontinue support or development of any current Lyris products. In fact, the direction we are taking gives us access to greater resources to enhance the functionality of existing offerings as well as develop, integrate, and acquire new technologies.

12.	What will happen to the Lyris Brand?

Aurea recognizes the value of the Lyris brand across customers, employees and other constituents. While Aurea will seek to leverage and preserve this value, its goal is not to operate as a holding company, but as an integrated “One Aurea” to its customers and employees.

13.	Will there be any job loss as a result of the acquisition?

The employees of Lyris are integral to delivering customer value and providing excellent customer service. While there will be some redundancies, Aurea is committed to ensuring that its current and future customer needs will continue to be met. During the transition process, Aurea will leverage its extensive experience integrating organizations to develop a structure that will exist following the close of the deal. These specifics will be communicated upon close of the transaction.

14.	Will employees experience changes in their job functions or titles?

This acquisition will allow us to broaden our solution footprint, expand our range of services, and focus on value delivery to our customers while achieving significant economies of scale. As such, it presents a great opportunity for Lyris employees. Aurea has developed a clear organizational structure with well-defined roles and titles; conforming to this model will inevitably create change. While some roles and titles may change, we also envision that being part of a larger and more diverse organization will present exciting new opportunities for Lyris employees throughout the broader Aurea organization.

15.	Do I still work for Lyris or do I work for Aurea?

Lyris employees will continue to work for Lyris until the transaction is finalized. Prior to close, there are no changes to Lyris reporting relationships. Until the transaction closes, Lyris will continue to operate as a separate, publicly traded company.

16.	How else will this change affect employees?

Prior to the close of the transaction, your job responsibilities will not change and we will continue to manage the company as we have done in the past, within our board-approved budget and requiring that everyone contributes and delivers results.

17.	What happens to my stock options?

The stock price offered in the transaction is lower than the exercise price of any of the Lyris stock options. Upon completion of the transaction, all of your outstanding vested and unvested stock options will be cancelled without consideration.

18.	How will the acquisition impact benefits, such as salary, holidays, health care, vacation, and our retirement plans?

Aurea is committed to providing competitive salary and benefits for all employees. Over time, the companies’ benefits packages will be consolidated, but no immediate changes will occur at this time. After the transaction closes, more information about benefits going forward will be provided.

19.	How big will the new company be?

Prior to the acquisition of Lyris, Aurea served over 1,500 customers worldwide, including eBay, Disney and British Airways. With the acquisition of Lyris, the number of customers will more than double, and the number of staff will be in excess of 800.

20.	Where will the new company be based? Will Lyris keep its HQ and other office locations?

Aurea will continue to operate with headquarters in Austin, TX. We do expect some changes in our office configuration, although Aurea generally does not relocate headquarters of acquired entities. Instead, employees continue to work in the same locations, as “remote” team members.

21.	What should we tell our customers?

Please tell them that Lyris’ business is continuing uninterrupted as part of a larger, more established organization – and with the benefits of increased resources and a broader solution set to help maximize the value of our relationship with them.

Also, by becoming part of a larger well-capitalize private entity, the questions that often get raised by competitors with access to our public filings and disclosures will now be a thing of the past.

22.	What should I do if I get questions from the media, investors or others?

It’s likely that this situation will generate a lot of interest from the media and others. The Securities and Exchange Commission (SEC) has very specific communication standards related to a transaction like this, and it is critically important that the company follow these guidelines. As a result, if you receive any calls or requests for information from media, please immediately refer them to John Philpin – john@lyris.com or Alex Lustberg – alex@lyris.com.

23.	Where do I get more information?

If you have any questions, please contact your manager or e-mail john@lyris.com. For more information about the acquisition, visit http://lyris.com/us-en/ for a copy of the press release announcement, and our S.P.A.C.E. intranet for these FAQs and additional information as it is released. For additional information about Aurea, visit www.aurea.com.

Important Additional Information

Lyris plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction. Investors and security holders of Lyris are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Lyris, LY Acquisition and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lyris with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Lyris files with the SEC by directing a written request to Lyris Technologies, Inc., 6401 Hollis Street, Suite 125, Emeryville, CA 94608, Attention: Secretary. Copies of Lyris’ filings with the SEC may also be obtained at the “Investor Relations” section of Lyris’ website at www.lyris.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lyris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lyris in connection with the proposed transaction. Information about those directors and executive officers of Lyris, including their ownership of Lyris securities is provided in Lyris’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and will be set forth in the proxy statement regarding the proposed transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lyris and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction, including synergies and market footprint, the timing of the transaction, the impact on Lyris’ stock and Lyris’ plans with regard to the proxy statement. Lyris intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lyris, may be identified by use of the words “anticipates,” “believes,” “contemplates,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “likely,” “may,” “predict,” “potential,” “projects,” “should,” “will,” “intends,” “plan” or “would” or the negative of these terms or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the effect of the announcement of the Merger on our business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the payment of any termination fee, the ability to satisfy the closing conditions set forth in the merger agreement, including obtaining the required stockholder approval, the ability of the parties to consummate the proposed transaction and those risks set forth in Lyris’ Annual Report on Form 10-K for the year ended June 30, 2014 under “Risk Factors” and in other reports subsequently filed with the SEC. Except as expressly required by law, Lyris undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Email to Employees

By now, some of you may been alerted to the press release below that just crossed the wire.  I will be hosting a question and answer session for employees at 2:00 PM  PDT to discuss this exciting news.

The dial-in number for the call is [CONFERENCE CALL DETAILS] and internationally outside the US can be found here.  The conference code is [CONFERENCE CALL DETAILS].

The international nature of our business means that some of you will miss this call.   Please have NO hesitation to call me directly  at [PHONE NUMBER] if you would like to talk.

There will also be FAQs posted shortly to our SPACE intranet.

I look forward to sharing in this exciting development and the opportunities it presents for all of us!

- John

Press Release

Aurea Signs Definitive Agreement to Acquire Lyris

Lyris to be acquired by Aurea for $.89 per common share in cash

Emeryville, CA – May 4, 2015 — Lyris  [LYRI] today announced that it has entered into a definitive agreement under which Aurea, a technology solutions provider that enables companies to deliver transformative customer experiences, will acquire Lyris.  Under the terms of the agreement, each share of outstanding common stock of Lyris will be exchanged for $.89, payable in cash, and each outstanding share of preferred stock of Lyris will be exchanged for $2.50, payable in cash, in accordance with Lyris’ charter. The transaction has been unanimously approved by the Special Committee of the Lyris Board of Directors, as well as by the entire Lyris Board of Directors.

“This is a significant step forward in the realization of our vision, and a strong validation of our company and strategy,” said John Philpin, CEO of Lyris.  “When merged with Aurea, Lyris will form part of a larger well-capitalized company with a broad portfolio of enterprise solutions that will significantly amplify our ability to deliver successful customer experiences. Aurea’s knowledge and resources, combined with the added flexibility we will have as a private company, creates a winning proposition for our customers, partners, employees, and shareholders.”

Aurea provides the technology platform and worldwide delivery capability to enable companies to build, execute, monitor and optimize the end-to-end customer journey across a diverse range of industries.  “We are truly excited by the opportunity to bring Lyris into the Aurea family,” said Scott Brighton, CEO of Aurea. “We view engaging individuals across all marketing channels - including email - as essential to delivering transformative customer experiences. The addition of Lyris will vastly expand our capabilities in this area.”

Completion of the acquisition is subject to conditions including the adoption of the merger agreement by Lyris’ stockholders and other customary closing conditions.  The parties expect the transaction to be completed in the second half of 2015. Following completion of the transaction, Lyris’ common stock will be delisted from the OTCB and deregistered from the Securities Exchange Act of 1934.

About Lyris

With more than 20 years experience, Lyris is a global leader of innovative email and digital marketing solutions that help companies reach customers at scale and create personalized value at every touch point. Lyris’ products and services empower marketers to design, automate, and optimize experiences that facilitate superior engagement, increase conversions, and deliver measurable business value. The Lyris solutions portfolio is uniquely comprised of award- winning messaging automation software, digital marketing strategy and deliverability services, and a componentized and flexible integration framework that revolutionizes the way marketers can extend digital messaging across the enterprise. More than 5,000 companies worldwide partner with Lyris to manage connected customer communications.  Learn more at www.lyris.com.

About Aurea

Aurea enables companies to deliver transformative customer experiences. Our Customer Experience platforms helps customers build, execute, monitor and optimize the end to end customer journey for a diverse range of industries including Energy, Retail, Insurance, Travel and Hospitality and Life Sciences. With over 1,500 customers worldwide including Disney, British Airways, Bank of America, United Healthcare and MetLife, Aurea combines a maniacal focus on customer success with innovative technology and world-class delivery. For more information, visit www.aurea.com.

Important Additional Information

Lyris plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction. Investors and security holders of Lyris are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Lyris, LY Acquisition and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lyris with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Lyris files with the SEC by directing a written request to Lyris Technologies, Inc., 6401 Hollis Street, Suite 125, Emeryville, CA 94608, Attention: Secretary. Copies of Lyris’ filings with the SEC may also be obtained at the “Investor Relations” section of Lyris’ website at www.lyris.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lyris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lyris in connection with the proposed transaction. Information about those directors and executive officers of Lyris, including their ownership of Lyris securities is provided in Lyris’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and will be set forth in the proxy statement regarding the proposed transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lyris and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction, including synergies and market footprint, the timing of the transaction, the impact on Lyris’ stock and Lyris’ plans with regard to the proxy statement. Lyris intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lyris, may be identified by use of the words “anticipates,” “believes,” “contemplates,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “likely,” “may,” “predict,” “potential,” “projects,” “should,” “will,” “intends,” “plan” or “would” or the negative of these terms or similar expressions.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements.  Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the effect of the announcement of the Merger on our business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the payment of any termination fee, the ability to satisfy the closing conditions set forth in the merger agreement, including obtaining the required stockholder approval, the ability of the parties to consummate the proposed transaction and those risks set forth in Lyris’ Annual Report on Form 10-K for the year ended June 30, 2014 under “Risk Factors” and in other reports subsequently filed with the SEC. Except as expressly required by law, Lyris undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release.  All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Lyris Investor Relations Contact:

Rich McDonald

Director, Investor Relations

(610) 688-3305

Customer Blog Post

I am pleased to announce that Lyris has signed a definitive agreement to be acquired. Upon the completion of the acquisition, Lyris will be merged with Aurea. Our two companies will operate independently until the transaction officially closes in the second half of 2015. You can read the official press release here.

Since our founding more than 20 years ago, Lyris has been at the forefront of email and digital marketing innovation. We have accomplished this by developing the industry’s most robust platform for connected customer communications, and surrounding it with an amazing team digital marketing experts — all committed to helping our clients achieve revenue success.

This is a significant step forward in the realization of our vision, and a strong validation of our company and strategy. When merged with Aurea, Lyris will form part of a larger well-capitalized company with a broad portfolio of enterprise solutions that will significantly amplify our ability to deliver successful customer experiences. Aurea’s knowledge and resources, combined with the added flexibility we will have as a private company, creates a winning proposition for our customers, partners and employees.

I am thrilled to combine Lyris with Aurea, and to continue delivery of exceptional customer experiences with the most innovative automated engagement solutions available in the market. If you have any questions regarding this merger, feel free to reach out to me at john@lyris.com.

My thanks for your continued support.

Important Additional Information

Lyris plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction. Investors and security holders of Lyris are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Lyris, LY Acquisition and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lyris with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Lyris files with the SEC by directing a written request to Lyris Technologies, Inc., 6401 Hollis Street, Suite 125, Emeryville, CA 94608, Attention: Secretary. Copies of Lyris’ filings with the SEC may also be obtained at the “Investor Relations” section of Lyris’ website at www.lyris.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lyris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lyris in connection with the proposed transaction. Information about those directors and executive officers of Lyris, including their ownership of Lyris securities is provided in Lyris’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and will be set forth in the proxy statement regarding the proposed transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lyris and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction, including synergies and market footprint, the timing of the transaction, the impact on Lyris’ stock and Lyris’ plans with regard to the proxy statement. Lyris intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lyris, may be identified by use of the words “anticipates,” “believes,” “contemplates,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “likely,” “may,” “predict,” “potential,” “projects,” “should,” “will,” “intends,” “plan” or “would” or the negative of these terms or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the effect of the announcement of the Merger on our business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the payment of any termination fee, the ability to satisfy the closing conditions set forth in the merger agreement, including obtaining the required stockholder approval, the ability of the parties to consummate the proposed transaction and those risks set forth in Lyris’ Annual Report on Form 10-K for the year ended June 30, 2014 under “Risk Factors” and in other reports subsequently filed with the SEC. Except as expressly required by law, Lyris undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Lyris Investor Relations Contact:

Rich McDonald

Director, Investor Relations

(610) 688-3305